MUTUAL RELEASE, SETTLEMENT AGREEMENT AND COVENANT NOT TO SUE

This *Mutual Release, Settlement Agreement and Covenant Not To Sue* ("Agreement") is entered into by and between Lee and Defendants as of the date of the execution of this Agreement by all the Parties hereto, and in accordance with the terms and conditions stated below:

I. Definitions

It is agreed that the following terms shall have the following meanings:

A. "Defendants" means BOO KOO HOLDINGS, INC., BOO KOO BEVERAGES, INC., the Texas Corporation (this entity ceased to exist in Year 2007), and BOO KOO BEVERAGES, INC., the Delaware Corporation (formerly known as Captech Acquisition Corporation), and it includes all members, predecessors in interest, successors in interest, assigns, present and former parent corporations, affiliates, sister corporations, owners, subsidiaries, associates, officers, directors, employees, agents, attorneys, representatives and partners.

B. "Lee" as used herein means Daniel Y. Lee and includes all predecessors in interest, successors in interest, assigns, heirs, family members, agents, partners, co-owners, employees, attorneys and representatives.

C. "Parties" as used herein means Defendants and Lee.

II. Recitals

WHEREAS, Lee filed Cause No. 08-01081 in the 44th Judicial District Court of Dallas County, Texas on January 30, 2008, and he filed Cause No. 08-01094 in that same court on January 31, 2008 (collectively hereinafter "the Lawsuits");

WHEREAS, Defendants deny liability in connection with the allegations contained in the Lawsuits;

III. Terms

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the Parties mutually agree as follows:

A. Lee does hereby release and forever discharge Defendants from any and all claims, causes of action, liabilities, obligations and damages of every kind, of whatsoever nature, known and unknown, contingent or fixed, liquidated or unliquidated, in law or in equity, accrued

or which may ever accrue, now existing or hereafter arising, whether based on contraet, tort, statute, regulation or any other theory of recovery, including without limitation the matters contained in the Lawsuits; and Lee covenants not to sue on any matter released herein.

B. Defendants do hereby release and forever discharge Lee from any and all claims, causes of action, liabilities, obligations and damages of every kind, of whatsoever nature, known and unknown, contingent or fixed, liquidated or unliquidated, in law or in equity, accrued or which may ever accrue, now existing or hereafter arising, whether based on contract, tort, statute, regulation or any other theory of recovery, including without limitation the matters contained in the Lawsuits; and Defendants covenant not to sue on any matter released herein.

C. The Parties covenant and agree not to sue, fund or participate, directly or indirectly, in any fashion in any lawsuit or legal proceeding against the other arising out of or relating in any way to the Lawsuits or any of the claims released herein.

D. Boo Koo Holdings, Inc and Boo Koo Beverages, Inc., jointly and severally, agree to pay to Lee the sum of ONE HUNDRED SEVENTY-FIVE THOUSAND AND 00/100 DOLLARS ($175,000.00)("Initial Payment") via wire transfer to the account designated in writing (e-mail is acceptable) by Lee. Defendants, jointly and severally, also agree to execute both the Security Agreement and Note attached hereto as Exhibits A and B respectively.

E. Within twenty-four regular business hours of his receipt of both the Initial Payment and executed originals of Exhibits A and B hereto, Lee agrees to have his attorney of record in the Lawsuits file the motions to dismiss with prejudice attached hereto as Exhibits C and D respectively, and to serve on the date of filing file-stamped copies of same on the law firm of Curran Tomko Tarski LLP, 2001 Bryan Street, Suite 2050, Dallas, Texas 75201. Plaintiff agrees that only upon formal dismissal, including entry of order by the court, of the underlying suit and garnishment action, dissolution of the garnishment, and release of any claims against garnishees those payments as set forth in exhibit A, and secured as set for in Exhibit B will commence.

F. The Parties agree that this Agreement is a settlement of disputed claims and not an admission of liability or fault by any of the Parties.

G. This Agreement is the jointly drafted product of arms length negotiations between the Parties with the benefit of advice from their legal counsel. In the event of a dispute, the Parties agree that neither of them shall be entitled to have any wording in this Agreement construed against the other on the basis that the wording in issue was drafted or selected by either of them.

H. The Parties represent and warrant the following to each other:

1. that each party is fully authorized to enter into this Agreement, and that

this Agreement has been executed on its behalf by a duly authorized representative or officer of that party;

2. that each party to this Agreement has taken all necessary legal actions to duly approve the making and performance of this Agreement, and that no further internal approval is necessary;

3. that this Agreement is the produce of arms length negotiations;

4. that in making this Agreement, each party has had the opportunity to seek the advice of legal counsel;

5. that each party has not transferred or assigned any of the claims that he or it releases or purports to release in this Agreement; and

6. that this Agreement is legally valid, binding and enforceable in accordance with its terms.

I. This Agreement shall be governed by, subject to, and construed in accordance with the laws of the State of Texas without regard to choice of law rules.

J. This Agreement contains the entire agreement between the Parties, and the terms of this Agreement are contractual and not a mere recital. This Agreement supercedes any prior written or oral agreements between the Parties. The Parties further state that each party has carefully read this Agreement and knows the contents thereof, and each has signed this Agreement of his or its own free act. Any ambiguities in the Agreement shall be resolved in favor of finding a settlement between the Parties and a release of claims.

K. No amendments or variations of the terms of this Agreement shall be valid unless made in writing and signed by the Parties affected thereby.

L. This Agreement may be executed in two or more counterparts. A signature page transmitted by facsimile shall have the same effect as the original.

IN WITNESS WHEREOF, THIS AGREEMENT HAS BEEN READ AND SIGNED IN DUPLICATE ORIGINALS BY THE DULY AUTHORIZED AGENTS OF THE PARTIES.

Date: March 14, 2008

[signature]
DANIEL Y. LEE

BOO KOO HOLDINGS, INC.

Date: 3/14/08

By: [signature]

Its: COO/CFO

BOO KOO BEVERAGES, INC., the Texas corporation

Date: 3/14/08

By: [signature]

Its: COO/CFO

BOO KOO BEVERAGES, INC., the Delaware corporation

Date: 3/14/08

By: [signature]

Its: COO/CFO

THE STATE OF GEORGIA §
COUNTY OF Cobb §

BEFORE ME, the undersigned authority, on this day personally appeared, Daniel Y. Lee, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 14 day of March, 2008.

[Seal]

Joanne Fleming
NOTARY PUBLIC IN AND FOR
THE STATE OF Georgia

THE STATE OF TEXAS §
DALLAS COUNTY §

BEFORE ME, the undersigned authority, on this day personally appeared, Stephen C. Ruffini, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 14 day of March, 2008.

[Seal]

JEAN C. GILLESPIE
NOTARY PUBLIC STATE OF TEXAS
COMMISSION EXPIRES:
10-18-2011

Jean C. Gillespie
NOTARY PUBLIC IN AND FOR
THE STATE OF Texas